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                                                                    Exhibit 99.2


                       CERTIFICATE OF OWNERSHIP AND MERGER

                                     MERGING

                                RADIOLOGIX, INC.

                                  WITH AND INTO

                        AMERICAN PHYSICIAN PARTNERS, INC.

        (Pursuant to Section 253 of the Delaware General Corporation Law)

                            =========================


         American Physician Partners, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law,

         DOES HEREBY CERTIFY:


         FIRST: That the Corporation is incorporated pursuant to the Delaware General Corporation Law.

         SECOND: That the Corporation owns all of the outstanding shares of capital stock of Radiologix, Inc., a Delaware corporation.

         THIRD: That the Corporation, by the following resolutions of its Board of Directors duly adopted as of September 17, 1999, determined to effect a merger of Radiologix, Inc. with and into the Corporation (the "Merger"), with the Corporation being the surviving corporation, on the conditions set forth in such resolutions:

                  WHEREAS, the Board of Directors of American Physician Partners, Inc., a Delaware Corporation (the "Corporation"), has determined that it is in the best interests of the Corporation and its stockholders for the Corporation's name to be changed to "Radiologix, Inc." by forming a wholly-owned subsidiary, merging the subsidiary with and into the Corporation under Section 253 of the Delaware


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         General Corporation Law, and having the name of the Corporation changed to "Radiologix, Inc." in and pursuant to the merger;

                   NOW, THEREFORE, BE IT RESOLVED, that the officers of the Corporation are hereby authorized to form a wholly-owned Delaware subsidiary of the Corporation having the name "Radiologix, Inc." (the "Subsidiary"); and further

                  RESOLVED, that the officers of the Corporation are hereby authorized to merge the Subsidiary with and into the Corporation pursuant to a Certificate of Ownership and Merger in substantially such form as may be approved by any officer of the Corporation, as evidenced by such officer's execution of such Certificate of Ownership and Merger; and further

                  RESOLVED, that such Certificate of Ownership and Merger shall be filed with the Secretary of State of the State of Delaware as soon as practicable after the adoption of these resolutions; and further

                  RESOLVED, that the terms of the merger of the Subsidiary with and into the Corporation (the "Merger") shall be as follows:

                           1. Merger. As of the Effective Time (as defined
                  below), the Subsidiary shall be merged with and into the Corporation, with the Corporation being the surviving corporation. The surviving corporation as it shall exist after the Effective Time shall be referred to hereinafter as the "Surviving Corporation."

                           2. Effective Time. The Effective Time shall be 8:00
                  a.m., Delaware time, on Friday, September 24, 1999.

                           3. Conversion of Shares of the Subsidiary. At the
                  Effective Time, each of the shares of common stock of the Subsidiary then issued and outstanding shall be cancelled and retired and shall cease to be outstanding, and no shares of common stock or other securities of the Surviving Corporation shall be issued in respect thereof.

                           4. Conversion of Shares of the Corporation. At the
                  Effective Time, each share of common stock of the Corporation then issued and outstanding shall remain outstanding as one fully-paid and non-assessable share of common stock of the Surviving Corporation.

                           5. Certificate of Incorporation. The Restated
                  Certificate of Incorporation, as amended, of the Corporation as in effect at the Effective Time shall be the Certificate of Incorporation of the


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                  Surviving Corporation following the Effective Time unless and until the same shall be amended or repealed in accordance with the provisions thereof; provided, however, that as of the Effective Time the name of the Corporation shall be changed to "Radiologix, Inc."

                           6. Bylaws. The Amended and Restated Bylaws, as
                  amended, of the Corporation as in effect at the Effective Time shall be the Bylaws of the Surviving Corporation following the Effective Time unless and until the same shall be amended or repealed in accordance with the provisions thereof.

                           7. Board of Directors and Officers. The members of
                  the Board of Directors and the officers of the Surviving Corporation immediately after the Effective Time shall be those persons who were the members of the Board of Directors and the officers, respectively, of the Corporation immediately prior to the Effective Time, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws of the Surviving Corporation, or until their respective successors are elected and qualified.

                  ; and further

                  RESOLVED, that as of the Effective Time, the name of the Corporation shall be changed to "Radiologix, Inc."; and further

                  RESOLVED, that the officers of the Corporation are authorized to make appropriate arrangements for stock certificates reflecting the new name of the Corporation, including the selection of a new form of stock certificate and, if necessary in the event new stock certificates are not available at the time of the name change, the stamping of the new name of the Corporation on the Corporation's current form of stock certificate (all in compliance with NASDAQ and other applicable regulations); and further

                  RESOLVED, that the officers of the Corporation are authorized to make arrangements to obtain a new corporate seal reflecting the new name of the Corporation; and further

                  RESOLVED, that the officers of the Corporation are authorized and empowered by and on behalf of the Corporation to prepare, execute, deliver and file any and all other agreements, amendments, certificates, instruments and documents of any nature whatsoever and to take all such lawful actions and to do all such lawful things, as they, in their discretion, deem to be necessary or appropriate to effect the purpose and intent of the above resolutions, including the


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         preparation and delivery of such other documents as may be required by
         NASDAQ in connection with the name change contemplated herein; and further

                  RESOLVED, that any and all lawful actions previously taken by the Corporation or its officers in connection with the transactions contemplated by these resolutions are hereby approved and ratified.


         FOURTH: That the above resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

         FIFTH: That upon the Effective Time of the Merger the name of the surviving corporation shall be "Radiologix, Inc."

         SIXTH: The Merger shall become effective at 8:00 a.m., Delaware time, on Friday, September 24, 1999.


         IN WITNESS WHEREOF, American Physician Partners, Inc. has caused this Certificate of Ownership and Merger to be signed by its duly authorized officer this 20th day of September, 1999.

                                      AMERICAN PHYSICIAN PARTNERS, INC.



                                      By:  /s/ Mark L. Wagar
                                           -------------------------------------
                                           Mark L. Wagar
                                           Chairman of the Board, President
                                           and Chief Executive Officer


                                      Certified:  /s/ Paul M. Jolas
                                                  ------------------------------
                                                  Paul M. Jolas
                                                  Senior Vice President, General
                                                  Counsel and Secretary